UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-2857

Name of Fund: Intermediate Term Portfolio of Merrill Lynch Bond
              Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Intermediate Term Portfolio of Merrill Lynch Bond Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 09/30/04

Date of reporting period: 10/01/03 - 09/30/04

Item 1 - Report to Stockholders


(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Intermediate Term Portfolio of
Merrill Lynch Bond Fund, Inc.


Annual Report
September 30, 2004



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus.
Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Merrill Lynch Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



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Intermediate Term Portfolio of Merrill Lynch Bond Fund, Inc.



Portfolio Information


Asset Mix                                     Percent of
As of September 30, 2004               Total Investments

Corporate Bonds                                   37.9%
Asset-Backed Securities                           20.8
Government Agency Mortgage-Backed
  Securities                                      13.0
Non-Government Agency Mortgage-Backed
  Securities                                       7.7
Government & Agency Obligations                    6.9
Preferred Securities                               1.1
Other*                                            12.6

* Includes portfolio holdings in municipal bonds, short-term investments and options.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



A Letter From the President


Dear Shareholder

As we ended the current reporting period, the financial markets were facing a number of uncertainties. At the top of investors' minds were questions about economic expansion, corporate earnings, interest rates and inflation, politics, oil prices and terrorism.

After benefiting from aggressive monetary and fiscal policy stimulus, some fear the U.S. economy has hit a "soft patch." In fact, economic expansion has slowed somewhat in recent months, but we believe it is easing into a pace of growth that is sustainable and healthy. The favorable economic environment has served to benefit American corporations. Although the most impressive earnings results were seen earlier in the year, solid productivity, improved revenue growth and cost discipline all point to a vital corporate sector.

In terms of inflation and interest rates, the Federal Reserve Board (the Fed) has signaled its confidence in the economic recovery by increasing the Federal Funds target rate three times in the past several months, from 1% to 1.75%. Inflation, for its part, has remained in check. Investors and economists are focused on how quickly Fed policy will move from here.

While any market jitters associated with the presidential election should subside after November, the effect of oil prices is more difficult to predict. At around $50 per barrel, the price of oil is clearly a concern. However, on an inflation-adjusted basis and considering modern usage levels, the situation is far from the crisis proportions we saw in the 1980s. Finally, although terrorism and geopolitical crises are realities we are forced to live with today, history has shown us that the financial effects of any single event tend to be short-lived.

Amid the uncertainty, fixed income markets provided modestly positive results. For the six-month and 12-month periods ended September 30, 2004, the Lehman Brothers Aggregate Bond Index returned +.68% and +3.68%, respectively; the Credit Suisse First Boston High Yield Index returned +4.30% and +13.32%; and the Citigroup Three-Month Treasury Bill Index returned +.56% and +1.04%. In terms of yield, the 10-year Treasury note recorded a yield of 4.14% at September 30, 2004, versus 3.96% at September 30, 2003. The three-month Treasury bill's yield was 1.71% at period-end, compared to .95% a year earlier.

The key during uncertain times is to remain focused on the big picture. Investment success comes not from reacting to short-term volatility, but from maintaining a long-term perspective and adhering to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



A Discussion With Your Fund's Portfolio Managers


Portfolio performance benefited during the fiscal year from a focus on spread sectors and higher-beta credits, and was modestly hampered by a duration profile shorter than that of its benchmark.


How did the Portfolio perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended September 30, 2004, Intermediate Term Portfolio's Class A, Class B, Class C, Class I and Class R Shares had total returns of +3.54%, +3.12%, +3.11%, +3.65% and +3.25%, respectively. For the same period, the benchmark Lehman Brothers Aggregate Bond Index posted a return of +3.68%. (Portfolio results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 10 of this report to shareholders.)

Portfolio returns were generally competitive with the benchmark. Benefiting performance was our overweight position in spread sectors and higher-beta credits, which continued to perform well throughout the year. By maintaining our focus on those areas of the market with a low correlation to Treasury issues, we were able to avoid a great deal of interest rate volatility while also achieving more attractive total returns. Although 10-year Treasury note yields did not change dramatically over the year, we saw a considerable amount of volatility throughout the past 12 months. For example, the 10-year Treasury yield started the fiscal year at 3.90% on September 30, 2003, hit a low of 3.70% in March and then a high of 4.87% in June before retracing to 4.12% by September 30, 2004.

Modestly offsetting the positive contribution from our focus on spread sectors was the Portfolio's duration profile. We had maintained a neutral duration until February 2004, after which we shortened duration relative to the benchmark in anticipation of rising interest rates. Given the likely prospects for economic acceleration (and the higher interest rates that usually accompany economic growth), our goal was to moderate the Portfolio's sensitivity to interest rate movements, thereby providing a level of protection to its underlying net asset value. Given the volatile yield environment, this strategy proved at times constructive and at other times detrimental, but had a slightly negative effect for the year as a whole. Still, we maintained our short duration profile based on our confidence in the economic recovery and our expectation for rising rates. In fact, the Federal Reserve Board (the Fed) recently embarked on its "measured" tightening action, bringing the Federal Funds target rate from 1% to 1.75% in three separate moves in June, August and September.

In general, investors continued to be rewarded for taking on risk. This is illustrated in the fact that high yield bonds outperformed all of the investment grade asset classes for the year. The Credit Suisse First Boston High Yield Index provided a 12-month return of +13.32% as of September 30, 2004, nearly 10% more than the Lehman Brothers Aggregate Bond Index. During the 12-month period, spreads to U.S. Treasury issues tightened across most non-Treasury asset classes. Spreads on high yield securities, for example, tightened by 100 basis points (1.00%), while spreads on lower-quality investment grade corporate bonds, such as BBB-rated issues, tightened by 25 basis points. We maintained a 15% overweight to spread sectors throughout the year. This included above-average exposure to both investment grade and high yield corporate bonds as well as commercial mortgage-backed securities (CMBS).


What changes were made to the Portfolio during the year?

Our strategy was essentially unchanged during the fiscal year. We maintained an aggressive overweight to the BBB corporate sector and consistently maintained an overweight of about 5% to investment grade corporates. Within the investment grade universe, we favored names in the life insurance, auto and media sectors. We added bonds of Prudential Holdings LLC and Security Benefit Life Insurance Company in life insurance, General Motors Acceptance Corporation and Ford Motor Credit Company in auto, and Clear Channel Communications, Inc. and NewsAmerica Incorporated in media.



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



In the high yield arena, we increased our overweight from 3% to 4%. During the period, we moved from a broad market exposure to the asset class (via total return swaps and credit default swaps meant to replicate the exposure of the broad high yield credit market) to individual security selection. In our view, the "easy money" had been extracted from the high yield market and it appeared that individual bond selection would become important. Specific names on which we focused included MGM Mirage Inc., American Greetings Corporation and Abitibi-Consolidated Inc. We also identified crossover credits as another area of the credit market that represented value. As their name implies, these credits have a split rating - half investment grade and half non-investment grade. In this area, we added securities from issuers such as Tyco International Group and Continental Airlines, Inc. to the Portfolio.

As mentioned earlier, we also shifted the Portfolio's duration profile from neutral to a small short in mid February. Upon making that shift, we consistently remained approximately 5% (1/4 of a year) shorter than our benchmark, although at times we were as much as 10% (1/2 of a year) short. Our decision to shorten duration was based on our belief that several important factors would fuel economic growth in the first half of 2004. These included tax refunds, stimulus from mortgage refinancings, increased capital expenditures, relatively low interest rates, a weaker dollar and accelerating commodity prices. With the economy on an upward growth path, we anticipated that interest rates would move higher.

A final change also had to do with our view on interest rates. Essentially, we believe the futures market is pricing in too many interest rate increases over the next three to five years. As such, we do not believe short-term interest rates will be significantly higher in the next investment cycle. With that view in mind, we aggressively sold interest rate caps on three-month LIBOR (the London InterBank Offer Rate). The caps, which allow us to set a ceiling on future interest rates, would be unnecessary if interest rates do not increase materially. For selling them, we received a floating rate LIBOR payment, which had a positive effect on the Portfolio's total return. At period-end, this type of derivative transaction accounted for 6% of the Portfolio's net assets.


How would you characterize the Portfolio's position at the close of the period?

In the last week of the fiscal period, we sold about 3% of our exposure to CMBS. Spreads had tightened significantly in this sector, and CMBS were beginning to appear expensive on a relative basis. Simultaneously, we increased exposure to investment grade corporate bonds by 4%. As we approach year-end, we expect there will be a grab for yield on the part of investors, which would serve to benefit the investment grade corporate market. These changes did not impact our overall allocation to spread sectors, which remained at an overweight of 15% by period-end, comprised as follows: 9% in corporates, 2% in CMBS and 4% in high yield, with the high yield allocation consisting primarily of BB-rated positions.

In our view, soft economic data in recent months can be attributed to high oil prices and higher interest rates, which appear to be holding back consumption. However, we continue to believe the economy is on solid footing, and this should continue to support the high yield and investment grade corporate bond sectors. We believe the overall economic environment is still conducive to corporate profitability, corporate deleveraging and improving free cash flows, all of which should continue to benefit corporate bonds.

Broadly speaking, we would look to reduce exposure to higher-beta sectors and to spread sectors in general as spreads (versus 10-year Treasury issues) continue to contract. Nevertheless, we believe there is still opportunity to extract value out of those sectors that we find to be inexpensive relative to their underlying fundamentals. As far as duration is concerned, we will start to become interested in adding interest rate exposure as yields approach the 4.5% area. In fact, we expect gradually higher interest rates by the end of 2004, and would expect the 10-year Treasury yield to be closer to 5% than 4%. As for the Fed, we believe it will move one more time this year before pausing, bringing the Federal Funds target rate to 2% at year-end 2004, en route to a more "neutral" rate of approximately 2.5% by the end of 2005.


Patrick Maldari
Vice President and Portfolio Manager


James J. Pagano
Vice President and Portfolio Manager


October 11, 2004



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Performance Data



About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 1% and an account maintenance fee of 0.10% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 1%, declining to 0% after three years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 1% and bears no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



Performance Data (continued)

Recent Performance Results

                                                                                      10-Year/
                                                    6-Month        12-Month       Since Inception     Standardized
As of September 30, 2004                          Total Return   Total Return       Total Return      30-day Yield
Intermediate Term Portfolio Class A Shares*          +0.60%         +3.54%             +92.75%            2.44%
Intermediate Term Portfolio Class B Shares*          +0.39          +3.12              +84.20             2.05
Intermediate Term Portfolio Class C Shares*          +0.31          +3.11              +84.87             2.05
Intermediate Term Portfolio Class I Shares*          +0.65          +3.65              +93.91             2.53
Intermediate Term Portfolio Class R Shares*          +0.40          +3.25              + 8.31             2.06
Lehman Brothers Aggregate Bond Index**               +0.68          +3.68      +109.18/+109.89/+8.32       --

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's 10-year/since inception periods are 10 years for Class I & Class B Shares, from 10/21/94 for Class A & Class C Shares and from 1/03/03 for Class R Shares.

** This unmanaged market-weighted Index is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity. Ten-year/since inception total returns are for 10 years, from 10/21/94 and from 1/03/03.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class A & Class C Shares

A line graph illustrating the growth of a $10,000 investment in ML Bond Fund, Inc.'s Intermediate Term Portfolio++ Class A and Class C Shares* compared to a similar investment in Lehman Brothers
Aggregate Bond Index++++. Values illustrated are as follows:


ML Bond Fund, Inc.'s Intermediate Term Portfolio++
Class A Shares*

Date                              Value

10/21/1994**                    $ 9,900.00
September 1995                  $11,249.00
September 1996                  $11,752.00
September 1997                  $12,761.00
September 1998                  $13,959.00
September 1999                  $13,920.00
September 2000                  $14,603.00
September 2001                  $16,247.00
September 2002                  $17,437.00
September 2003                  $18,429.00
September 2004                  $19,082.00


ML Bond Fund, Inc.'s Intermediate Term Portfolio++
Class C Shares*

Date                              Value

10/21/1994**                    $10,000.00
September 1995                  $11,323.00
September 1996                  $11,777.00
September 1997                  $12,717.00
September 1998                  $13,865.00
September 1999                  $13,769.00
September 2000                  $14,384.00
September 2001                  $15,937.00
September 2002                  $17,048.00
September 2003                  $17,929.00
September 2004                  $18,487.00


Lehman Brothers Aggregate Bond Index++++

Date                              Value

10/21/1994**                    $10,000.00
September 1995                  $11,445.00
September 1996                  $12,006.00
September 1997                  $13,172.00
September 1998                  $14,688.00
September 1999                  $14,634.00
September 2000                  $15,657.00
September 2001                  $17,685.00
September 2002                  $19,205.00
September 2003                  $20,244.00
September 2004                  $20,989.00


   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ** Commencement of operations.

  ++ The Portfolio invests primarily in bonds rated in the four highest rating categories (Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's Corp.), with an average remaining maturity of three-to-ten years, depending on market conditions.

++++ This unmanaged market-weighted Index is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity.

     Past performance is not predictive of future results.



Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 9/30/04                   +3.54%           +2.51%
Five Years Ended 9/30/04                 +6.51            +6.30
Inception (10/21/94)
through 9/30/04                          +6.82            +6.71

 * Maximum sales charge is 1%.

** Assuming maximum sales charge.



                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 9/30/04                   +3.11%           +2.11%
Five Years Ended 9/30/04                 +6.07            +6.07
Inception (10/21/94)
through 9/30/04                          +6.38            +6.38

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class B & Class I Shares

A line graph illustrating the growth of a $10,000 investment in ML Bond Fund, Inc.'s Intermediate Term Portfolio++ Class B and Class I Shares* compared to a similar investment in Lehman Brothers
Aggregate Bond Index++++. Values illustrated are as follows:


ML Bond Fund, Inc.'s Intermediate Term Portfolio++
Class B Shares*

Date                              Value

September 1994                  $10,000.00
September 1995                  $11,271.00
September 1996                  $11,726.00
September 1997                  $12,679.00
September 1998                  $13,813.00
September 1999                  $13,717.00
September 2000                  $14,330.00
September 2001                  $15,878.00
September 2002                  $16,985.00
September 2003                  $17,863.00
September 2004                  $18,420.00


ML Bond Fund, Inc.'s Intermediate Term Portfolio++
Class I Shares*

Date                              Value

September 1994                  $ 9,900.00
September 1995                  $11,217.00
September 1996                  $11,731.00
September 1997                  $12,739.00
September 1998                  $13,961.00
September 1999                  $13,936.00
September 2000                  $14,634.00
September 2001                  $16,298.00
September 2002                  $17,509.00
September 2003                  $18,522.00
September 2004                  $19,198.00


Lehman Brothers Aggregate Bond Index++++

Date                              Value

September 1994                  $10,000.00
September 1995                  $11,406.00
September 1996                  $11,965.00
September 1997                  $13,127.00
September 1998                  $14,638.00
September 1999                  $14,585.00
September 2000                  $15,604.00
September 2001                  $17,625.00
September 2002                  $19,141.00
September 2003                  $20,176.00
September 2004                  $20,918.00


   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ++ The Portfolio invests primarily in bonds rated in the four highest rating categories (Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's Corp.), with an average remaining maturity of three-to-ten years, depending on market conditions.

++++ This unmanaged market-weighted Index is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity.

     Past performance is not predictive of future results.



Average Annual Total Return


                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 9/30/04                   +3.12%           +2.12%
Five Years Ended 9/30/04                 +6.07            +6.07
Ten Years Ended 9/30/04                  +6.30            +6.30

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after three years.

** Assuming payment of applicable contingent deferred sales charge.


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 9/30/04                   +3.65%           +2.61%
Five Years Ended 9/30/04                 +6.62            +6.40
Ten Years Ended 9/30/04                  +6.85            +6.74

 * Maximum sales charge is 1%.

** Assuming maximum sales charge.



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class R Shares

A line graph illustrating the growth of a $10,000 investment in ML Bond Fund, Inc.'s Intermediate Term Portfolio++ Class R compared to a similar investment in Lehman Brothers Aggregate Bond Index++++. Values illustrated are as follows:


ML Bond Fund, Inc.'s Intermediate Term Portfolio++
Class R Shares*

Date                              Value

1/3/2003**                      $10,000.00
September 2003                  $10,490.00
September 2004                  $10,831.00


Lehman Brothers Aggregate Bond Index++++

Date                              Value

1/3/2003**                      $10,000.00
September 2003                  $10,448.00
September 2004                  $10,832.00


   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ** Commencement of operations.

  ++ The Portfolio invests primarily in bonds rated in the four highest rating categories (Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's Corp.), with an average remaining maturity of three-to-ten years, depending on market conditions.

++++ This unmanaged market-weighted Index is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity.

     Past performance is not predictive of future results.



Average Annual Total Return



Class R Shares                                         Return

One Year Ended 9/30/04                                 +3.25%
Inception (1/03/03) through 9/30/04                    +4.69



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on April 1, 2004 and held through September 30, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees, or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                          Expenses Paid
                                                                           Ending       During the Period*
                                                       Beginning       Account Value     April 1, 2004 to
                                                     Account Value     September 30,      September 30,
                                                     April 1, 2004          2004               2004
Actual

Class A                                                  $1,000          $1,006.00            $4.11
Class B                                                  $1,000          $1,003.90            $6.16
Class C                                                  $1,000          $1,003.10            $6.21
Class I                                                  $1,000          $1,006.50            $3.61
Class R                                                  $1,000          $1,004.00            $6.06

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000          $1,020.90            $4.14
Class B                                                  $1,000          $1,018.85            $6.21
Class C                                                  $1,000          $1,018.80            $6.26
Class I                                                  $1,000          $1,021.40            $3.64
Class R                                                  $1,000          $1,018.95            $6.11

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (0.82% for Class A, 1.23% for Class B, 1.24% for Class C, .72% for Class I and 1.21% for Class R),
   multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 366.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Schedule of Investments

               S&P          Moody's        Face                                                                 Value
               Ratings++++  Ratings++++   Amount  Asset-Backed Securities++                               (in U.S. dollars)
                  AAA       Aaa     US$2,913,593  Ace Securities Corp., Series 2003-OP1, Class A2, 2.20%
                                                  due 12/25/2033 (b)                                          $   2,918,337
                  AAA       Aaa        1,099,134  Advanta Mortgage Loan Trust, Series 1999-3, Class A4,
                                                  7.75% due 10/25/2026                                            1,141,844
                  AAA       Aaa        3,913,682  Aegis Asset Backed Securities Trust, Series 2004-1,
                                                  Class A, 2.19% due 4/25/2034 (b)                                3,912,092
                  AA        Aa2        1,250,000  Ameriquest Mortgage Securities Inc., Series 2004-R1,
                                                  Class M2, 2.42% due 2/25/2034 (b)                               1,249,998
                  AAA       Aaa        3,150,000  Argent Securities, Inc., Series 2004-WII, Class A3,
                                                  2.20% due 11/25/2034                                            3,150,000
                  AAA       Aaa        3,700,000  Banc of America Large Loan, Series 2003-BBA2, Class A3,
                                                  2.08% due 11/15/2015 (b)                                        3,700,581
                  AAA       Aaa        4,000,000  CIT Equipment Collateral, Series 2003-VT1, Class A3A,
                                                  1.73% due 4/20/2007 (b)                                         4,003,920
                  AAA       Aaa        3,075,290  CIT Group Home Equity Loan Trust, Series 2003-1,
                                                  Class A2, 2.35% due 4/20/2027                                   3,070,481
                                                  California Infrastructure, Series 1997-1:
                  AAA       Aaa        1,010,048      PG&E-1, Class A7, 6.42% due 9/25/2008                       1,049,751
                  AAA       Aaa          733,354      SCE-1, Class A6, 6.38% due 9/25/2008                          763,132
                  A+        Aa3          929,815  Capital Auto Receivables Asset Trust, Series 2003-2,
                                                  Class B, 2.04% due 1/15/2009 (b)                                  931,707
                  NR*       NR*        4,500,000  Capital One Master Trust, Series 2000-4, Class C, 2.56%
                                                  due 8/15/2008 (a)(b)                                            4,507,031
                  AAA       Aaa        2,217,255  Centex Home Equity, Series 2003-B, Class AV, 2.12%
                                                  due 6/25/2033 (b)                                               2,219,412
                                                  Chase Credit Card Master Trust, Class C (b):
                  BBB       Baa2       2,850,000      Series 2000-3, 2.46% due 1/15/2008                          2,863,350
                  BBB       Baa2       5,200,000      Series 2003-1, 2.86% due 4/15/2008                          5,246,326
                                                  CountryWide Asset-Backed Certificates (b):
                  AA+       Aa2        1,600,000      Series 2003-2, Class M1, 2.54% due 6/26/2033                1,609,604
                  AAA       NR*        3,533,831      Series 2003-BC3, Class A2, 2.15% due 9/25/2033              3,537,779
                  AA+       Aa3        1,200,000      Series 2004-5, Class M2, 2.51% due 7/25/2034                1,199,998
                  AAA       Aaa        2,370,753  First Franklin Mortgage Loan Asset Trust, Series 2003-FF5,
                                                  Class A2, 2.82% due 3/25/2034 (b)                               2,373,858
                  AAA       NR*        3,301,935  GMAC Mortgage Corporation Loan Trust, Series 2003-J7,
                                                  Class A10, 5.50% due 11/25/2033                                 3,339,467
                  AAA       Aaa        1,741,666  Household Automotive Trust, Series 2002-3, Class A3A,
                                                  2.75% due 6/18/2007                                             1,745,777
                  AAA       Aaa          787,760  Household Home Equity Loan Trust, Series 2002-2, Class A,
                                                  2.111% due 4/20/2032 (b)                                          788,874
                  AA+       NR*        1,650,000  Impac Secured Assets CMN Owner Trust, Series 2004-3,
                                                  Class M1, 2.44% due 12/25/2034 (b)                              1,654,223
                                                  Long Beach Mortgage Loan Trust (b):
                  AAA       Aaa        1,541,308      Series 2002-4, Class 2A, 2.04% due 11/26/2032               1,547,428
                  AAA       Aaa        4,405,270      Series 2004-1, Class A3, 2.14% due 2/25/2034                4,406,311
                  AAA       Aaa        2,668,218  MASTR Asset Securitization Trust, Series 2003-10,
                                                  Class 3A1, 5.50% due 11/25/2033                                 2,687,263
                                                  Morgan Stanley ABS Capital I (b):
                  A         A2         1,000,000      Series 2003-NC5, Class M2, 3.84% due 4/25/2033              1,020,580
                  AAA       Aaa        3,571,126      Series 2004-NC1, Class A2, 2.21% due 12/27/2033             3,580,829
                  AAA       Aaa        3,450,826      Series 2004-NC2, Class A2, 2.14% due 12/25/2033             3,450,823
                  AAA       Aaa        3,630,006      Series 2004-WMC1, Class A3, 2.09% due 6/25/2034             3,629,502
                                                  New Century Home Equity Loan Trust, Class A3 (b):
                  AAA       Aaa        4,748,293      Series 2004-2, 2.09% due 4/25/2034                          4,748,290
                  AAA       Aaa        5,100,000      Series 2004-3, 2.223% due 11/25/2034                        5,100,000
                                                  Option One Mortgage Loan Trust (b):
                  AAA       Aaa          478,813      Series 2002-4, Class A, 2.10% due 7/25/2032                   479,146
                  AAA       Aaa        3,056,797      Series 2003-4, Class A2, 2.16% due 7/25/2033                3,061,576
                                                  Residential Asset Mortgage Products, Inc. (b):
                  AAA       Aaa        3,914,393      Series 2003-KS5, Class AIIB, 2.13% due 7/25/2033            3,915,586
                  AAA       Aaa          664,307      Series 2003-RS7, Class AI1, 1.97% due 6/25/2018               664,369
                  AAA       Aaa        2,367,522  Saxon Asset Securities Trust, Series 2002-3, Class AV,
                                                  2.24% due 12/25/2032 (b)                                        2,372,024
                  AAA       Aaa        4,900,000  Wells Fargo Home Equity Trust, Series 2004-2, Class A32,
                                                  2.18% due 2/25/2032 (b)                                         4,900,000

                                                  Total Asset-Backed Securities (Cost--$102,363,116)--22.5%     102,541,269


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Schedule of Investments (continued)

               S&P          Moody's        Face                                                                 Value
               Ratings++++  Ratings++++   Amount  Government & Agency Obligations                         (in U.S. dollars)
                  AAA       Aaa     US$3,900,000  Federal National Mortgage Association, 7.125%
                                                  due 1/15/2030                                               $   4,804,703
                                                  U.S. Treasury Bonds & Notes:
                  AAA       Aaa       10,380,000      7% due 7/15/2006 (f)(g)                                    11,187,689
                  AAA       Aaa        1,150,000      6.50% due 2/15/2010                                         1,319,535
                  AAA       Aaa        1,870,000      7.50% due 11/15/2016                                        2,403,169
                  AAA       Aaa        1,140,000      8.125% due 8/15/2019 (f)                                    1,560,686
                  AAA       Aaa        3,980,000      7.25% due 8/15/2022                                         5,124,560
                  AAA       Aaa          820,000      6.25% due 8/15/2023                                           957,542
                  AAA       Aaa          820,000      6.625% due 2/15/2027                                        1,005,653
                                                  U.S. Treasury Inflation Indexed Notes:
                  AAA       Aaa        2,624,024      3.875% due 1/15/2009                                        2,953,974
                  AAA       Aaa        2,289,741      3.50% due 1/15/2011                                         2,591,611

                                                  Total Government & Agency Obligations
                                                  (Cost--$33,072,158)--7.5%                                      33,909,122


                                                  Government Agency Mortgage-Backed Securities++

                                                  Federal Home Loan Mortgage Corporation:
                  AAA       Aaa            9,598      4.50% due  8/01/2018 - 9/01/2018                               16,612
                  AAA       Aaa        2,340,765      5% due 4/01/2019 - 10/15/2019                               2,381,910
                  AAA       Aaa        7,855,567      5% due 6/01/2034 - 10/15/2034                               7,783,780
                  AAA       Aaa        3,680,478      5.50% due 7/01/2016 - 10/01/2018                            3,808,899
                  AAA       Aaa       11,600,000      5.50% due 10/15/2034                                       11,755,881
                  AAA       Aaa        1,105,489      6% due  5/01/2016 - 12/01/2017                              1,165,663
                  AAA       Aaa        9,995,764      6% due 5/01/2034 - 10/15/2034                              10,322,503
                  AAA       Aaa        1,279,944      6.50% due 5/01/2016 - 6/01/2016                             1,354,867
                  AAA       Aaa        2,830,574      6.50% due 10/01/2033 - 1/01/2034                            2,972,319
                  AAA       Aaa        1,829,148      7% due 9/01/2031 - 4/01/2032                                1,943,448
                                                  Federal National Mortgage Association:
                  AAA       Aaa        1,861,002      2.01% due 11/25/2033                                        1,855,573
                  AAA       Aaa        4,563,955      5% due 10/15/2019                                           4,635,267
                  AAA       Aaa           11,747      6% due 5/01/2016 - 6/01/2016                                   13,102
                  AAA       Aaa        1,050,681      6.50 due 6/01/2032 - 11/15/2034                             1,107,087
                  AAA       Aaa        2,954,643      7% due 2/01/2031 - 4/01/2032                                3,135,421
                  AAA       Aaa        3,770,375      7.50 due 11/01/2027 - 5/01/2033                             4,041,028
                  AAA       Aaa          121,370      8% due 9/01/2030                                              132,044
                                                  Government National Mortgage Association:
                  AAA       Aaa        3,750,000      4.66% due 7/16/2033                                         3,765,457
                  AAA       Aaa        1,965,992      6.50% due 4/15/2032                                         2,076,365

                                                  Total Government Agency Mortgage-Backed Securities
                                                  (Cost--$63,983,022)--14.1%                                     64,267,226


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Schedule of Investments (continued)

               S&P          Moody's        Face                                                                 Value
               Ratings++++  Ratings++++   Amount  Non-Government Agency Mortgage-Backed Securities++      (in U.S. dollars)
Collateralized    AAA       Aaa     US$2,683,000  Bear Stearns Adjustable Rate Mortgage Trust,
Mortgage                                          Series 2004-4, Class A4, 3.516% due 6/25/2034 (b)           $   2,629,280
Obligations--3.0% AAA       Aaa        2,449,298  Countrywide Home Loans, Inc., Series 2003-R4,
                                                  Class 1A1A, 2.216% due 7/25/2019                                2,443,975
                  AAA       NR*          318,287  Deutsche Mortgage Securities, Inc., Series 2003-1,
                                                  Class 1A1, 4.50% due 4/25/2033                                    318,442
                  AAA       Aaa        5,600,000  RMAC, Series 2003-NS2A, Class A2C, 2.27% due 9/12/2035 (b)      5,615,750
                  AAA       Aaa        1,397,006  Structured Asset Securities Corporation, Series 2002-9,
                                                  Class A2, 2.14% due 10/25/2027 (b)                              1,396,845
                  AAA       Aaa        1,106,745  Washington Mutual, Inc., Series 2002-AR4, Class A7,
                                                  5.494% due 4/26/2032 (b)                                        1,110,230
                                                                                                              -------------
                                                                                                                 13,514,522

Commercial                                        Commercial Mortgage Pass-Thru Certificates (b):
Mortgage-Backed   AAA       Aaa        3,250,000      Series 2003-FL8, Class A2, 1.96% due 7/15/2015 (a)          3,250,887
Securities--5.4%  AAA       Aaa        5,300,000      Series 2003-FL9, Class A3, 2.08% due 11/15/2015             5,302,286
                                                  Greenwich Capital Commercial Funding Corporation:
                  AAA       Aaa        4,173,127      Series 2003-FL1, Class A, 2.16% due 7/05/2018 (b)           4,173,855
                  AAA       Aaa        3,400,000      Series 2004-GG1, Class A4, 4.755% due 6/10/2036             3,494,797
                  AAA       NR*        2,270,675  Nationslink Funding Corporation, Series 1999-2, Class A3,
                                                  7.181% due 6/20/2031                                            2,400,599
                  AAA       Aaa        6,000,000  Wachovia Bank Commercial Mortgage Trust, Series 2003-WHL2,
                                                  Class A3, 2.08% due 6/15/2013 (b)                               6,001,244
                                                                                                              -------------
                                                                                                                 24,623,668

                                                  Total Non-Government Agency Mortgage-Backed Securities
                                                  (Cost--$37,900,218)--8.4%                                      38,138,190


Industry+++                                       Corporate Bonds
Aerospace &       BBB-      Baa3       1,335,000  Goodrich Corporation, 6.60% due 5/15/2009                       1,458,035
Defense--0.3%

Building          BB+       Ba1        1,100,000  D.R. Horton, Inc., 5% due 1/15/2009                             1,119,250
Products--0.4%    BBB+      Baa1         600,000  Hanson PLC, 7.875% due 9/27/2010                                  702,870
                                                                                                              -------------
                                                                                                                  1,822,120

Cable--U.S.--0.5% BBB       Baa3         960,000  AT&T Broadband, 8.375% due 3/15/2013                            1,162,550
                  BB-       Ba3        1,140,000  EchoStar DBS Corporation, 5.75% due 10/01/2008                  1,145,700
                                                                                                              -------------
                                                                                                                  2,308,250

Canadian          BB        Ba2          150,000  Abitibi-Consolidated Inc., 8.55% due 8/01/2010 (3)                160,875
Corporates**--
0.0%

Chemicals--0.4%   B+        B1         1,310,000  IMC Global Inc., 10.875% due 8/01/2013                          1,653,875

Commercial        BBB       Baa3         505,000  Waste Management, Inc., 7.375% due 8/01/2010                      582,919
Services &
Supplies--0.1%

Containers--0.2%                                  Sealed Air Corporation:
                  BBB       Baa3         415,000      5.375% due 4/15/2008                                          433,312
                  BBB       Baa3         450,000      6.95% due 5/15/2009 (a)                                       498,381
                                                                                                              -------------
                                                                                                                    931,693

Diversified--0.3% A-        Baa3         570,000  Brascan Corporation, 5.75% due 3/01/2010                          603,265
                  A-        A3           490,000  Hutchison Whampoa International Ltd., 7% due 2/16/2011 (a)        540,041
                                                                                                              -------------
                                                                                                                  1,143,306


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Schedule of Investments (continued)

               S&P          Moody's        Face                                                                 Value
Industry+++    Ratings++++  Ratings++++   Amount  Corporate Bonds                                         (in U.S. dollars)
Finance--1.7%                                     Household Finance Corporation:
                  A         A1      US$  680,000      6.50% due 11/15/2008                                    $     748,243
                  A         A1           515,000      5.875% due 2/01/2009                                          555,159
                  AAA       Aaa        3,400,000  Sigma Finance Corporation, 4.281% due 8/15/2011 (b)             3,400,000
                  AAA       Aaa        1,700,000  Sigma Finance Incorporated, 3.245% due 3/31/2014 (b)            1,705,935
                  AA        Aa3          310,000  Texaco Capital Inc., 8.625% due 6/30/2010                         381,313
                  A-        A3           770,000  Textron Financial Corporation, 2.75% due 6/01/2006                766,321
                                                                                                              -------------
                                                                                                                  7,556,971

Finance--         A         A1           460,000  Banc One Corporation, 8% due 4/29/2027                            576,922
Banks--2.7%       A+        Aa2        1,525,000  Bank of America Corporation, 4.875% due 9/15/2012               1,555,488
                  BBB       Baa2         765,000  Capital One Bank, 4.875% due 5/15/2008                            792,337
                                                  Citigroup Inc.:
                  A+        Aa2        1,440,000      5.625% due 8/27/2012                                        1,539,137
                  A+        Aa2          460,000      6.625% due 6/15/2032                                          503,840
                  A-        Aa3        1,500,000  DBS Bank Ltd., 5% due 11/15/2019 (a)(b)                         1,465,869
                  BB+       Baa3         560,000  FirstBank Puerto Rico, 7.625% due 12/20/2005                      580,525
                                                  FleetBoston Financial Corporation:
                  A+        Aa2          120,000      3.85% due 2/15/2008                                           121,392
                  A         Aa3          285,000      6.375% due 5/15/2008                                          311,254
                  BB+       NR*          335,000  Hudson United Bancorp, 8.20% due 9/15/2006                        363,488
                  BBB+      A3           595,000  PNC Funding Corporation, 6.125% due 2/15/2009                     644,363
                  BBB+      A3           405,000  Popular North America, Inc., 3.875% due 10/01/2008                404,772
                  BBB-      Baa3       1,160,000  Sovereign Bank, 5.125% due 3/15/2013                            1,156,506
                  A+        Aa3          325,000  U.S. Bancorp, 2.03% due 9/16/2005 (b)                             325,327
                  A-        A3           800,000  Washington Mutual, Inc., 7.50% due 8/15/2006                      863,486
                                                  Wells Fargo & Company:
                  AA-       Aa1          370,000      5.125% due 2/15/2007                                          386,115
                  A+        Aa2          720,000      5% due 11/15/2014                                             730,891
                                                                                                              -------------
                                                                                                                 12,321,712

Finance--         A+        A1           785,000  American Honda Finance Corporation, 2.29% due
Other--8.1%                                       10/03/2005 (a)(b)                                                 787,383
                                                  The Bear Stearns Companies Inc.:
                  A         A1           980,000      1.98% due 1/30/2009 (b)                                       982,065
                  A         A1           155,000      5.70% due 11/15/2014                                          163,065
                  BBB       Baa2         770,000  Certegy Inc., 4.75% due 9/15/2008                                 793,040
                  A         A3         1,025,000  Countrywide Home Loans, Inc., 5.625% due 7/15/2009              1,091,135
                  A+        Aa3        1,090,000  Credit Suisse First Boston (USA) Inc., 4.70% due 6/01/2009      1,121,881
                                                  Deutsche Telekom International Finance BV:
                  BBB+      Baa2         553,000      5.25% due 7/22/2013                                           565,902
                  BBB+      Baa2         505,000      8.75% due 6/15/2030                                           652,752
                  BBB+      Baa1       1,500,000  ERAC USA Finance Company, 6.70% due 6/01/2034 (a)               1,585,517
                                                  Ford Motor Credit Company:
                  BBB-      A3         3,850,000      2.79% due 9/28/2007 (b)                                     3,845,399
                  BBB-      A3         1,315,000      7.375% due 2/01/2011                                        1,430,078
                  BBB-      A3         3,005,000      7% due 10/01/2013 (g)                                       3,177,150
                                                  General Motors Acceptance Corporation:
                  BBB       A3         6,000,000      3.08% due 9/23/2008 (b)                                     5,997,054
                  BBB       A3         1,354,000      8% due 11/01/2031                                           1,401,378
                                                  The Goldman Sachs Group, Inc.:
                  A+        Aa3        1,920,000      5.70% due 9/01/2012                                         2,028,822
                  A+        Aa3        1,030,000      5.25% due 10/15/2013                                        1,037,075
                  AA-       A1           570,000  International Lease Finance Corporation, 2.95% due
                                                  5/23/2006                                                         568,546
                                                  J.P. Morgan Chase & Co.:
                  A+        Aa3        1,425,000      3.50% due 3/15/2009                                         1,405,874
                  A         A1           960,000      5.75% due 1/02/2013                                         1,022,183
                  A         A1         1,080,000      5.125% due 9/15/2014                                        1,085,790
                  A         A1         1,190,000  Lehman Brothers Holdings, Inc., 3.50% due 8/07/2008             1,180,530


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Schedule of Investments (continued)

               S&P          Moody's        Face                                                                 Value
Industry+++    Ratings++++  Ratings++++   Amount  Corporate Bonds                                         (in U.S. dollars)
Finance--Other                                    MBNA Corporation:
(concluded)       BBB       Baa2    US$  945,000      6.25% due 1/17/2007                                     $   1,000,877
                  BBB       Baa2         200,000      5.625% due 11/30/2007                                         211,065
                  BBB       Baa2         455,000      4.625% due 9/15/2008                                          465,388
                  A         A2           110,000  Mellon Funding Corporation, 6.40% due 5/14/2011                   122,655
                  A-        A3           235,000  Prudential Financial, Inc., 4.104% due 11/15/2006                 238,909
                  A         A3         2,165,000  Prudential Holdings LLC, 8.695% due 12/18/2023 (a)              2,760,656
                  A+        A2           215,000  Verizon Global Funding Corporation, 7.375% due 9/01/2012          251,067
                                                                                                              -------------
                                                                                                                 36,973,236

Foreign           AAA       Aaa  YEN 510,100,000  International Bank for Reconstruction & Development,
Obligations**--1.0%                               4.75% due 12/20/2004 (1)                                        4,672,949

Gaming--0.3%      BB+       Ba1    US$ 1,360,000  MGM Mirage Inc., 6% due 10/01/2009                              1,378,700

Industrial--      BBB-      Ba1        1,300,000  American Greetings Corporation, 6.10% due 8/01/2028             1,387,750
Consumer          BBB       Baa2         945,000  Cadbury Schweppes US Finance LLC, 3.875% due 10/01/2008 (a)       946,902
Goods--0.8%       BBB-      Baa3         880,000  Yum! Brands, Inc., 8.875% due 4/15/2011                         1,094,156
                                                                                                              -------------
                                                                                                                  3,428,808

Industrial--                                      Anadarko Finance Company:
Energy--1.3%      BBB+      Baa1         285,000      6.75% due 5/01/2011                                           322,772
                  BBB+      Baa1         170,000      7.50% due 5/01/2031                                           207,843
                  BBB       Baa2       1,330,000  Halliburton Company, 5.50% due 10/15/2010                       1,393,287
                  A-        A3           844,988  Kern River Funding Corporation, 4.893% due 4/30/2018 (a)          851,942
                  BBB+      Baa1         510,000  Kinder Morgan Energy Partners, LP, 5.35% due 8/15/2007            534,960
                  BBB-      Baa3         195,000  MidAmerican Energy Holdings Company, 5.875% due 10/01/2012        205,874
                  A+        A2           400,000  Motiva Enterprises LLC, 5.20% due 9/15/2012 (a)                   413,282
                  BBB       Baa3         660,000  Panhandle Eastern Pipe Line Company, LLC, 2.75% due
                                                  3/15/2007                                                         647,781
                  BBB-      Baa3       1,010,000  XTO Energy, Inc., 7.50% due 4/15/2012                           1,186,536
                                                                                                              -------------
                                                                                                                  5,764,277

Industrial--      A-        A2           775,000  Alcoa Inc., 2.10% due 12/06/2004 (b)                              775,140
Manufacturing--   BBB-      Ba1          465,000  Amerada Hess Corporation, 7.125% due 3/15/2033                    499,267
3.9%              B+        Ba3        2,050,000  Celestica Inc., 3.691% due 8/01/2020 (Convertible) (e)          1,119,813
                  BBB-      Baa3       1,175,000  Cia Brasileira de Bebida, 8.75% due 9/15/2013                   1,327,750
                                                  DaimlerChrysler NA Holding Corporation:
                  BBB       A3         5,000,000      2.34% due 5/24/2006 (b)                                     5,018,510
                  BBB       A3           555,000      4.75% due 1/15/2008                                           571,584
                  BBB       A3           455,000      7.75% due 1/18/2011                                           529,083
                  BBB-      NR*        1,015,000  Gazprom International SA, 7.201% due 2/01/2020 (a)              1,027,688
                  BBB       Baa1         340,000  General Motors Corporation, 7.125% due 7/15/2013                  354,922
                  BB+       Ba1          550,000  Hyundai Motor Manufacturing Alabama, LLC, 5.30% due
                                                  12/19/2008 (a)                                                    564,530
                  BB+       Baa3         615,000  Jabil Circuit, Inc., 5.875% due 7/15/2010                         643,374
                  BBB-      Baa3         935,000  Lear Corporation, 8.11% due 5/15/2009                           1,079,546
                  BBB-      Baa3       1,130,000  Raytheon Company, 8.30% due 3/01/2010                           1,350,861
                  BBB       Baa3       1,360,000  Tyco International Group SA, 6.75% due 2/15/2011                1,530,122
                  A         Baa1       1,380,000  Wyeth, 5.50% due 3/15/2013                                      1,407,957
                                                                                                              -------------
                                                                                                                 17,800,147

Industrial--      BBB+      Baa1       2,238,000  AOL Time Warner Inc., 6.875% due 5/01/2012                      2,496,885
Services--4.9%    BBB-      Baa3         690,000  ARAMARK Services, Inc., 6.375% due 2/15/2008                      745,012
                                                  Cendant Corporation:
                  BBB       Baa1         675,000      6.875% due 8/15/2006                                          719,449
                  BBB       Baa1         700,000      6.25% due 1/15/2008                                           754,564
                                                  Clear Channel Communications, Inc.:
                  BBB-      Baa3         965,000      5.75% due 1/15/2013                                           991,169
                  BBB-      Baa3       1,215,000      5.50% due 9/15/2014                                         1,208,619


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Schedule of Investments (continued)

               S&P          Moody's        Face                                                                 Value
Industry+++    Ratings++++  Ratings++++   Amount  Corporate Bonds                                         (in U.S. dollars)
Industrial--                                      HCA Inc.:
Services          BBB-      Ba1     US$  300,000      8.75% due 9/01/2010                                     $     351,656
(concluded)       BBB-      Ba1          345,000      6.95% due 5/01/2012                                           372,518
                  BBB-      Ba1          940,000      6.30% due 10/01/2012                                          974,563
                  BBB       Ba1        1,250,000  Lenfest Communications, Inc., 10.50% due 6/15/2006              1,390,328
                                                  Liberty Media Corporation:
                  BBB-      Baa3       6,050,000      3.38% due 9/17/2006 (b)                                     6,114,796
                  BBB-      Baa3         485,000      5.70% due 5/15/2013                                           479,486
                  BBB       Baa3         683,000  Manor Care, Inc., 7.50% due 6/15/2006                             731,460
                  BB+       Baa3         420,000  Media General, Inc., 6.95% due 9/01/2006                          437,600
                                                  News America Incorporated:
                  BBB-      Baa3         600,000      7.30% due 4/30/2028                                           677,594
                  BBB-      Baa3         435,000      6.75% due 1/09/2038                                           484,410
                  BBB+      Baa1         555,000  PHH Corporation, 6% due 3/01/2008                                 595,287
                  BBB       Baa3         185,000  SUPERVALU Inc., 7.50% due 5/15/2012                               214,998
                  BBB       Baa3         735,000  Tele-Communications Inc., 9.80% due 2/01/2012                     937,157
                  BBB+      Baa1       1,355,000  Time Warner Companies, Inc., 9.125% due 1/15/2013               1,696,513
                                                                                                              -------------
                                                                                                                 22,374,064

Industrial--      AAA       Aaa          543,115  American Airlines, Inc., 3.857% due 1/09/2012                     535,648
Transportation--  AAA       Aaa          475,000  Continental Airlines, Inc., 6.563% due 8/15/2013                  509,850
0.7%              BBB       Baa1         415,000  Norfolk Southern Corporation, 7.25% due 2/15/2031                 483,600
                                                  Southwest Airlines Co.:
                  A         Baa1         110,000      8% due 3/01/2005                                              112,162
                  A         Baa1         630,000      7.875% due 9/01/2007                                          702,563
                                                  Union Pacific Corporation:
                  BBB       Baa2         400,000      7.25% due 11/01/2008                                          447,316
                  BBB       Baa2         350,000      5.375% due 5/01/2014                                          352,982
                                                                                                              -------------
                                                                                                                  3,144,121

Insurance--1.1%   A-        Baa2         930,000  Aon Corporation, 6.70% due 1/15/2007                              994,425
                  BBB       Baa3         630,000  Infinity Property and Casualty Corporation, 5.50%
                                                  due 2/18/2014                                                     624,505
                  BBB-      NR*          525,000  Kingsway America, Inc., 7.50% due 2/01/2014                       544,423
                  A+        A2           280,000  Marsh & McLennan Companies, Inc., 3.625% due 2/15/2008            280,804
                  BBB+      Baa3       1,090,000  NLV Financial Corporation, 7.50% due 8/15/2033 (a)              1,157,385
                  A-        Baa1       1,570,000  Security Benefit Life Insurance Company, 7.45% due
                                                  10/01/2033 (a)                                                  1,629,027
                                                                                                              -------------
                                                                                                                  5,230,569

Oil Refineries--  BBB       Baa3       1,665,000  Ultramar Diamond Shamrock Corporation, 6.75% due
0.4%                                              10/15/2037                                                      1,922,639

Paper--1.5%       BB+       Ba2        1,855,000  Boise Cascade Corporation, 7.66% due 5/27/2005                  1,912,117
                  BBB+      Baa2       1,040,000  Celulosa Arauco y Constitucion SA, 8.625% due 8/15/2010         1,251,642
                  BBB       Baa2       1,740,000  Champion International Corporation, 6.65% due 12/15/2037        1,948,904
                  A-        Baa2         545,000  Inversiones CMPC SA, 4.875% due 6/18/2013 (a)                     537,594
                  BBB-      Baa3         550,000  Rock-Tenn Company, 5.625% due 3/15/2013                           557,539
                  BBB       Baa3         485,000  Sappi Papier Holding AG, 6.75% due 6/15/2012 (a)                  532,157
                                                                                                              -------------
                                                                                                                  6,739,953

Real Estate       BBB-      Baa3         290,000  Colonial Realty LP, 4.80% due 4/01/2011                           286,663
Investment        BBB       Baa3         410,000  Developers Diversified Realty Corporation, 6.625% due
Trust--1.0%                                       1/15/2008                                                         441,154
                  BBB       Baa2         750,000  HRPT Properties Trust, 5.75% due 2/15/2014                        757,679
                  BBB+      Baa2         465,000  Health Care Property Investors, Inc., 6.50% due 2/15/2006         481,533
                  BBB-      Baa3         505,000  Health Care REIT, Inc., 6% due 11/15/2013                         518,320
                  BBB-      Baa3       1,530,000  iStar Financial Inc., 5.125% due 4/01/2011                      1,526,651
                  BBB-      Baa3         550,000  Nationwide Health Properties, Inc., 6.59% due 7/07/2038           572,987
                                                                                                              -------------
                                                                                                                  4,584,987


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Schedule of Investments (continued)

               S&P          Moody's        Face                                                                Value
Industry+++    Ratings++++  Ratings++++   Amount  Corporate Bonds                                        (in U.S. dollars)
Retail--Stores--  BBB       Baa2    US$  195,000  Limited Brands, Inc., 6.125% due 12/01/2012                 $     210,614
0.1%

Supranational--   A         A2           690,000  Corporacion Andina de Fomento, 6.875% due 3/15/2012               776,002
0.2%

Utilities--       BBB       Baa2         427,000  AT&T Wireless Services, Inc., 8.75% due 3/01/2031                 560,664
Communication--   A+        A3         1,010,000  GTE Corporation, 6.84% due 4/15/2018                            1,115,621
1.8%              BBB       Baa2         850,000  Harris Corporation, 6.35% due 2/01/2028                           909,673
                  BBB-      Baa3         830,000  Sprint Capital Corporation, 8.75% due 3/15/2032                 1,053,429
                  BBB       Baa3         865,000  TELUS Corporation, 7.50% due 6/01/2007                            948,522
                  BBB+      Baa2       3,460,000  Telecom Italia Capital SA, 4% due 1/15/2010 (a)                 3,433,832
                                                                                                              -------------
                                                                                                                  8,021,741

Utilities--       NR*       Baa2         840,000  AEP Texas Central Company, 6.65% due 2/15/2033                    908,940
Electric          BBB       Baa1         785,000  Cincinnati Gas & Electric Company, 5.70% due 9/15/2012            830,177
& Gas--4.0%                                       Dominion Resources, Inc.:
                  BBB+      Baa1         740,000      7.625% due 7/15/2005                                          768,357
                  BBB+      Baa1         615,000      2.011% due 5/15/2006 (b)                                      616,164
                  A-        Baa1       1,090,000  Exelon Generation Company, LLC, 5.35% due 1/15/2014             1,113,167
                  A-        A2         1,285,000  FPL Group Capital Inc., 2.275% due 3/30/2005 (b)                1,286,737
                  BBB-      Baa3       2,550,000  PPL Capital Funding, Inc., 2.77% due 5/18/2006 (b)              2,551,132
                  BBB       Baa1         620,000  PSE&G Power LLC, 6.95% due 6/01/2012 (b)                          694,434
                                                  Pacific Gas & Electric Company:
                  BBB       Baa2       1,512,000      2.72% due 4/03/2006 (b)                                     1,513,390
                  BBB       Baa2       1,295,000      6.05% due 3/01/2034                                         1,318,054
                  BBB       Baa2         525,000  Pepco Holdings, Inc., 4% due 5/15/2010                            511,125
                  BBB       Baa2         705,000  Public Service Company of New Mexico, 4.40% due 9/15/2008         714,955
                  BBB+      Baa1         490,000  Sempra Energy, 4.75% due 5/15/2009                                505,941
                                                  Southern California Edison Company:
                  NR*       A3           170,000      1.89% due 1/13/2006 (b)                                       170,660
                  BB        A3           950,000      8% due 2/15/2007                                            1,051,546
                  BBB+      Baa1         740,000  Southern Power Company, 6.25% due 7/15/2012                       805,445
                  A-        A3           640,000  TXU Australia Holdings Partnership LP, 6.15% due
                                                  11/15/2013 (a)                                                    696,274
                  A-        Baa1         850,000  Vectren Utility Holdings, Inc., 5.25% due 8/01/2013               863,941
                  NR*       Ba1          465,000  Westar Energy, Inc., 6% due 7/01/2014                             499,760
                  BB-       Ba2          850,000  Westin Resources, Inc., 9.75% due 5/01/2007                       968,317
                                                                                                              -------------
                                                                                                                 18,388,516

Yankee                                            Corporacion Nacional del Cobre de Chile (Codelco) (3)(a):
Corporates**--    A         A2           850,000      6.375% due 11/30/2012                                         938,234
1.9%              A         A2           550,000      5.50% due 10/15/2013                                          572,653
                                                  France Telecom (4):
                  BBB+      Baa2       1,415,000      8.50% due 3/01/2011                                         1,693,868
                  BBB+      Baa2         300,000      9.25% due 3/01/2031                                           397,756
                  A-        Baa1         620,000  Koninklijke (KPN) NV, 8% due 10/01/2010 (3)                       737,287
                                                  Pemex Project Funding Master Trust (1):
                  BBB-      Baa1         780,000      3.54% due 1/07/2005 (a)(b)                                    785,850
                  BBB-      Baa1       2,500,000      3.18% due 6/15/2010 (a)(b)                                  2,526,250
                  BBB-      Baa1         835,000      9.125% due 10/13/2010                                         993,650
                                                                                                              -------------
                                                                                                                  8,645,548

Yankee            AAA       Aaa   Euro 2,249,000  Bundesobligation, 3.50% due 10/10/2008 (2)                      2,833,210
Sovereigns**--    A         Baa1  US$    530,000  Republic of Chile, 5.50% due 1/15/2013 (2)                        552,260
1.5%              BBB       Baa2         885,000  Republic of South Africa, 6.50% due 6/02/2014 (2)                 944,738
                                                  United Mexican States (2):
                  BBB-      Baa2       1,330,000      9.875% due 2/01/2010                                        1,639,890
                  BBB-      Baa2         495,000      6.375% due 1/16/2013                                          521,235
                  BBB-      Baa2         395,000      5.875% due 1/15/2014                                          400,925
                                                                                                              -------------
                                                                                                                  6,892,258

                                                  Total Corporate Bonds (Cost--$181,578,568)--41.1%             186,888,885


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Schedule of Investments (continued)

               S&P          Moody's        Face                                                                 Value
State          Ratings++++  Ratings++++   Amount  Municipal Bonds                                         (in U.S. dollars)
Texas--0.1%       A         A2      US$  365,000  Harris County, Texas, Industrial Development Corporation,
                                                  Solid Waste Disposal Revenue Bonds (Deer Park Refining LP),
                                                  5.683% due 3/01/2023 (b)                                    $     371,077

                                                  Total Municipal Bonds (Cost--$365,000)--0.1%                      371,077



                                                  Preferred Securities

Industry+++                                       Capital Trusts
Finance--         BBB-      Baa1         990,000  Pemex Project Funding Master Trust, 7.375% due 12/15/2014       1,079,100
Other--0.2%

Utilities--       BBB+      A3           420,000  Alabama Power Capital Trust V, 5.50% due 10/01/2042 (b)           441,642
Electric
& Gas--0.1%

                                                  Total Capital Trusts (Cost--$1,462,848)--0.3%                   1,520,742


                                          Shares
                                            Held  Preferred Stocks
Finance--                                    125  DG Funding Trust (a)                                            1,343,750
Other--0.3%

                                                  Total Preferred Stocks (Cost--$1,375,450)--0.3%                 1,343,750



                                            Face
                                          Amount  Trust Preferred
Aerospace &       NR*       NR*     US$2,660,000  RC Trust I, 7% due 5/15/2006 (Convertible)                      2,784,690
Defense--0.6%
                                                  Total Trust Preferred (Cost--$2,796,610)--0.6%                  2,784,690

                                                  Total Preferred Securities (Cost--$5,634,908)--1.2%             5,649,182



                                                  Short-Term Investments
Commercial Paper***                   14,000,000  Jupiter Securitization Corportation, 1.78% due 10/14/2004      13,991,001
                                      11,000,000  Park Granada LLC, 1.79% due 10/04/2004                         10,998,359
                                      22,400,000  UBS Finance (Delaware) Inc., 1.88% due 10/01/2004              22,400,000
                                                                                                              -------------
                                                                                                                 47,389,360



                                          Shares
                                            Held
                                      14,540,000  Merrill Lynch Premier Institutional Fund (c)(d)                14,540,000

                                                  Total Short-Term Investments (Cost--$61,929,360)--13.6%        61,929,360


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Schedule of Investments (continued)

                                       Number of                                                                Value
                                       Contracts  Options Purchased                                       (in U.S. dollars)
Call Options Purchased                        35  London InterBank Offered Rate (LIBOR) Linked Floor,
                                                  expiring April 2005 at 1.50%, Broker J.P. Morgan
                                                  Chase Bank                                                  $         350

                                                  Total Options Purchased (Premiums Paid--$21,000)--0.0%                350

                                                  Total Investments (Cost--$486,847,350++++++)--108.5%          493,694,661
                                                  Liabilities in Excess of Other Assets--(8.5%)                (38,557,178)
                                                                                                              -------------
                                                  Net Assets--100.0%                                          $ 455,137,483
                                                                                                              =============

     * Not Rated.

    ** Corresponding industry groups for foreign securities:
       (1) Financial Institution.
       (2) Government Entity.
       (3) Industrial.
       (4) Telecommunications.

   *** Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.

    ++ Asset-Backed and Mortgage-Backed Obligations are subject to principal paydowns as a result of the prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

  ++++ Ratings of issues shown are unaudited.

++++++ The cost and unrealized appreciation/depreciation of investments as of September 30, 2004, as computed for federal income tax purposes, were as follows:


       Aggregate cost (includes options purchased)       $   487,048,541
                                                         ===============
       Gross unrealized appreciation                     $     7,457,845
       Gross unrealized depreciation                           (811,725)
                                                         ---------------
       Net unrealized appreciation                       $     6,646,120
                                                         ===============


   +++ For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

   (a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

   (b) Floating rate note.

   (c) Investments in companies considered to be an affiliate of the Portfolio
       (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                               Interest/
                                                     Net        Dividend
       Affiliate                                   Activity       Income

       Merrill Lynch Liquidity Series, LLC
          Money Market Series                            --    $     572
       Merrill Lynch Premier Institutional Fund  (8,722,500)   $  28,012


   (d) Security was purchased with the cash proceeds from securities loans.

   (e) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Portfolio.

   (f) All or a portion of security held as collateral in connection with open financial futures contracts.

   (g) Security, or a portion of security, is on loan.

       Forward foreign exchange contracts as of September 30, 2004 were as follows:


       Foreign                             Settlement         Unrealized
       Currency Sold                          Date          Appreciation

       YEN  533,964,081                   October 2004        $   42,739
                                                              ----------
       Total Unrealized Appreciation on Forward
       Foreign Exchange Contracts
       (US$ Commitment--$4,894,263)                           $   42,739
                                                              ==========


       Financial futures contracts sold as of September 30, 2004 were as follows:

       Number of                 Expiration       Face        Unrealized
       Contracts    Issue           Date         Value      Appreciation

         20         2-Year
                U.S Treasury      December
                     Note           2004       $4,221,931     $      256

         58         5-Year
                 U.S Treasury     December
                     Note           2004       $6,415,506          7,994

         53        10-Year
                U.S Treasury      December
                     Note           2004       $5,960,992          8,133
                                                              ----------
       Total Unrealized Appreciation--Net                     $   16,383
                                                              ==========


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



Schedule of Investments (continued)

Swaps outstanding as of September 30, 2004 were as follows:

                                                             Unrealized
                                          Notional          Appreciation
                                           Amount         (Depreciation)

Sold credit default protection on
Sprint Corporation and receive
1.50% interest

Broker, Morgan Stanley
Capital Services Inc.
Expires September 2008                   $ 1,625,000         $    61,693

Sold credit default protection on
Comcast Cable Communications
and receive 1.15% interest

Broker, Morgan Stanley
Capital Services Inc.
Expires September 2008                   $ 1,625,000              35,342

Bought credit default protection
on Tyson Foods Inc. and pay
1.36% interest

Broker, Morgan Stanley
Capital Services Inc.
Expires September 2008                   $ 1,625,000            (45,526)

Bought credit default protection
on Weyerhaeuser Co. and pay
..73% interest

Broker, Morgan Stanley
Capital Services Inc.
Expires September 2008                   $ 1,625,000            (24,149)

Pay 3.875% on TIPS adjusted
principal and receive a fixed
rate of 3.401% interest

Broker, J.P. Morgan Chase Bank
Expires January 2009                     $ 2,937,000            (23,271)

Receive a variable return
based on 3-month USD LIBOR
and pay a fixed rate of
2.8025% interest

Broker, J.P. Morgan Chase Bank
Expires January 2007                     $ 1,025,000               5,306

Bought credit default protection on
AON Corp. and pay .37% interest

Broker, Morgan Stanley
Capital Services, Inc.
Expires January 2007                     $ 1,025,000             (3,049)

Bought credit default protection
on Boeing Capital Corp. and
pay .48% interest

Broker, J.P. Morgan Chase Bank
Expires March 2009                       $   550,000             (5,792)

Sold credit default protection
on Raytheon Company and
pay .73% interest

Broker, J.P. Morgan Chase Bank
Expires March 2009                       $   550,000             (7,173)



                                                             Unrealized
                                          Notional          Appreciation
                                           Amount         (Depreciation)

Receive (pay) a variable return
equal to the change in the
Lehman Brothers U.S. Treasury
Index Total Return and pay
floating rate based on 1-month
USD LIBOR, minus .20%

Broker, Lehman Brothers
Special Finance
Expires March 2005                       $19,200,000                  --

Receive (pay) a variable return
equal to the change in the Lehman
Brothers MBS Fixed Rate Index
Total Return and pay a floating
rate based on 1-month USD LIBOR,
minus .105%

Broker, UBS Warburg
Expires February 2005                    $11,050,000                  --

Receive a floating rate based on
3-month USD LIBOR, plus .40%,
which is capped at a fixed coupon
of 7% and callable quarterly
beginning February 2005 and pay
floating rate based on 3-month
USD LIBOR

Broker, J.P. Morgan Chase Bank
Expires August 2010                      $10,400,000         $   (7,457)

Receive (pay) a variable return equal
to the change in the Lehman Brothers
MBS Fixed Rate Index Total Return
and pay a floating rate based on
1-month USD LIBOR, minus .125%

Broker, Lehman Brothers Special
Finance
Expires April 2005                       $ 4,200,000                  --

Receive (pay) a variable return equal
to the change in the Lehman Brothers
MBS Fixed Rate Index Total Return
and pay a floating rate based on
1-month USD LIBOR, minus .125%

Broker, Lehman Brothers Special
Finance
Expires March 2005                       $21,300,000                  --

Receive (pay) a variable return equal
to the change in the Lehman Brothers
MBS Fixed Rate Index Total Return
and pay a floating rate based on
1-month USD LIBOR, minus .125%

Broker, Lehman Brothers Special
Finance
Expires April 2005                       $20,700,000                  --



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



Schedule of Investments (continued)


Swaps outstanding as of September 30, 2004 were as follows
(continued):

                                                             Unrealized
                                          Notional          Appreciation
                                           Amount         (Depreciation)

Receive (pay) a variable return equal
to the change in the Lehman Brothers
U.S. Treasury Index Total Return
and pay a floating rate based on
1-month USD LIBOR, minus .20%

Broker, Lehman Brothers Special
Finance
Expires December 2004                    $25,400,000                  --

Sold credit default protection on
Nextel Communications Inc. and
receive 1.72% interest

Broker, J.P. Morgan Chase Bank
Expires September 2009                   $ 1,035,000         $     5,931

Sold credit default protection on
JC Penney Co., Inc. and receive
1.27% interest

Broker, J.P. Morgan Chase Bank
Expires September 2009                   $ 1,035,000               5,886

Receive (pay) a variable return equal
to the change in the Lehman Brothers
CBMS Investment Grade Index Total
Return and pay a floating rate based
on 1-month USD LIBOR, minus .55%

Broker, Deutsche Bank AG, London
Expires January 2005                     $ 5,900,000                  --

Receive (pay) a variable return equal
to the change in the Lehman Brothers
MBS Fixed Rate Index Total Return
and pay a floating rate based on
1-month USD LIBOR, minus .105%

Broker, UBS Warburg
Expires March 2005                       $ 9,400,000                  --

Receive (pay) a variable return equal
to the change in the Lehman Brothers
MBS Fixed Rate Index Total Return
and pay a floating rate based on
1-month USD LIBOR, minus .105%

Broker, UBS Warburg
Expires January 2005                     $11,750,000                  --

Sold credit default protection on
Dana Corporation and receive
1.55% interest

Broker, UBS Warburg
Expires September 2011                   $   515,000               2,303

Sold credit default protection on
Dana Corporation and receive
1.56% interest

Broker, UBS Warburg
Expires September 2011                   $ 1,035,000               5,224




                                                             Unrealized
                                          Notional          Appreciation
                                           Amount         (Depreciation)

Pay 3.50% on TIPS adjusted principal
and receive a fixed rate of 4.17%
interest

Broker, Morgan Stanley Capital
Services, Inc.
Expires January 2011                     $ 2,525,000         $  (25,939)

Sold credit default protection on
Computer Associates International,
Inc. and receive .83% interest

Broker, Lehman Brothers Special
Finance
Expires December 2009                    $ 1,050,000             (1,471)

Bought credit default protection
on Hewlett-Packard Co. and pay
..31% interest

Broker, Lehman Brothers Special
Finance
Expires December 2009                    $ 1,050,000                 501

Receive (pay) a variable return equal
to the change in the Lehman Brothers
U.S. High Yield Index Total Return and
pay a floating rate based on 1-month
USD LIBOR, minus .75%

Broker, Lehman Brothers Special
Finance
Expires January 2005                     $ 5,200,000                  --

Bought credit default protection on
The May Department Stores Co.
and pay .68% interest

Broker, J.P. Morgan Chase Bank
Expires September 2009                   $ 1,035,000             (3,960)

Receive (pay) a variable return equal
to the change in the Lehman Brothers
MBS Fixed Rate Index Total Return
and pay a floating rate based on
1-month USD LIBOR, minus .17%

Broker, UBS Warburg
Expires November 2004                    $ 3,925,000                  --

Sold credit default protection on
Dow Jones CDX.NA.IG.HVOL.2
Index and receive 1.15% interest

Broker, J.P. Morgan Chase Bank
Expires September 2009                   $ 2,050,000               1,502

Sold credit default protection on
Dow Jones CDX.NA.IG.2 Index and
receive .60% interest

Broker, J.P. Morgan Chase Bank
Expires September 2009                   $ 2,050,000               5,288



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



Schedule of Investments (concluded)


Swaps outstanding as of September 30, 2004 were as follows
(concluded):

                                                             Unrealized
                                          Notional          Appreciation
                                           Amount         (Depreciation)

Sold credit default protection on
Dow Jones CDX.HVOL.0909 Index
and receive 1.15% Interest

Broker, Morgan Stanley Capital
Services, Inc.
Expires September 2009                   $ 4,095,000         $   (5,135)

Sold credit default protection on
Dow Jones CDX.IG.0909 Index
and receive .60% interest

Broker, Morgan Stanley Capital
Services, Inc.
Expires September 2009                   $ 4,095,000             (3,909)

Receive a floating rate return
based on 3-month USD LIBOR,
plus .56%, which is capped at
a fixed coupon of 8% and
callable quarterly beginning
December 2004 and pay a
floating rate based on 3-month
USD LIBOR

Broker, J.P. Morgan Chase Bank
Expires June 2010                        $10,250,000              12,724
                                                             -----------
Total                                                        $  (15,131)
                                                             ===========


See Notes to Financial Statements.



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Statement of Assets and Liabilities

As of September 30, 2004
Assets

           Investments in unaffiliated securities, at value (including securities
           loaned of $13,949,940) (identified cost--$472,286,350)                                           $   479,154,311
           Investments in affiliated securities, at value (identified cost--$14,540,000)                         14,540,000
           Options purchased, at value (premiums paid--$21,000)                                                         350
           Unrealized appreciation on swaps                                                                           7,527
           Unrealized appreciation on forward foreign exchange contracts                                             42,739
           Cash                                                                                                     110,613
           Foreign cash (cost--$225,793)                                                                            219,841
           Receivables:
               Securities sold                                                            $    50,865,752
               Interest                                                                         3,212,935
               Capital shares sold                                                                366,768
               Swaps                                                                              158,784
               Variation margin                                                                    19,171
               Dividends                                                                            8,783
               Principal paydowns                                                                   3,476
               Securities lending--net                                                              2,394        54,638,063
                                                                                          ---------------
           Prepaid expenses and other assets                                                                        277,792
                                                                                                            ---------------
           Total assets                                                                                         548,991,236
                                                                                                            ---------------

Liabilities

           Collateral on securities loaned, at value                                                             14,540,000
           Unrealized depreciation on swaps                                                                          22,658
           Swap premiums received                                                                                     7,894
           Payables:
               Securities purchased                                                            77,327,149
               Capital shares redeemed                                                          1,103,630
               Dividends to shareholders                                                          381,099
               Other affiliates                                                                   196,525
               Distributor                                                                         69,262
               Investment adviser                                                                  18,252        79,095,917
                                                                                          ---------------
           Accrued expenses and other liabilities                                                                   187,284
                                                                                                            ---------------
           Total liabilities                                                                                     93,853,753
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $   455,137,483
                                                                                                            ===============


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Statement of Assets and Liabilities (concluded)
As of September 30, 2004
Net Assets Consist of

           Class A Shares of Common Stock, $.10 par value, 50,000,000 shares authorized                     $     1,355,654
           Class B Shares of Common Stock, $.10 par value, 50,000,000 shares authorized                             900,325
           Class C Shares of Common Stock, $.10 par value, 50,000,000 shares authorized                             196,810
           Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                          1,305,742
           Class R Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                             21,698
           Paid-in capital in excess of par                                                                     441,865,112
           Undistributed investment income--net                                           $     2,362,147
           Undistributed realized capital gains--net                                              243,580
           Unrealized appreciation--net                                                         6,886,415
                                                                                          ---------------
           Total accumulated earnings--net                                                                        9,492,142
                                                                                                            ---------------
           Net Assets                                                                                       $   455,137,483
                                                                                                            ===============

Net Asset Value

           Class A--Based on net assets of $163,220,709 and 13,556,538 shares outstanding                   $         12.04
                                                                                                            ===============
           Class B--Based on net assets of $108,403,715 and 9,003,254 shares outstanding                    $         12.04
                                                                                                            ===============
           Class C--Based on net assets of $23,700,964 and 1,968,099 shares outstanding                     $         12.04
                                                                                                            ===============
           Class I--Based on net assets of $157,200,687 and 13,057,419 shares outstanding                   $         12.04
                                                                                                            ===============
           Class R--Based on net assets of $2,611,408 and 216,976 shares outstanding                        $         12.04
                                                                                                            ===============

           See Notes to Financial Statements.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Statement of Operations

For the Year Ended September 30, 2004
Investment Income

           Interest                                                                                         $    17,686,899
           Dividends                                                                                                 37,284
           Securities lending--net                                                                                   28,584
                                                                                                            ---------------
           Total income                                                                                          17,752,767
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $     1,771,273
           Account maintenance and distribution fees--Class B                                     616,220
           Transfer agent fees--Class I                                                           446,489
           Transfer agent fees--Class A                                                           396,637
           Transfer agent fees--Class B                                                           325,196
           Accounting services                                                                    176,711
           Account maintenance fees--Class A                                                      157,561
           Account maintenance and distribution fees--Class C                                     127,720
           Transfer agent fees--Class C                                                            68,621
           Registration fees                                                                       68,432
           Custodian fees                                                                          49,197
           Printing and shareholder reports                                                        48,345
           Pricing fees                                                                            35,835
           Professional fees                                                                       27,828
           Account maintenance and distribution fees--Class R                                       7,472
           Directors' fees and expenses                                                             6,526
           Transfer agent fees--Class R                                                             4,439
           Other                                                                                   51,643
                                                                                          ---------------
           Total expenses                                                                                         4,386,145
                                                                                                            ---------------
           Investment income--net                                                                                13,366,622
                                                                                                            ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss) on:
               Investments--net (includes options purchased)                                    6,968,724
               Futures contracts and swaps--net                                                    64,208
               Options written--net                                                               376,330
               Foreign currency transactions--net                                                 (1,633)         7,407,629
                                                                                          ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net (includes options purchased)                                  (6,104,917)
               Futures contracts and swaps--net                                                 1,311,118
               Options written--net                                                               (5,736)
               Foreign currency transactions--net                                                  37,852       (4,761,683)
                                                                                          ---------------   ---------------
           Total realized and unrealized gain--net                                                                2,645,946
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $    16,012,568
                                                                                                            ===============

           See Notes to Financial Statements.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Statements of Changes in Net Assets

                                                                                                   For the Year Ended
                                                                                                     September 30,
Increase (Decrease) in Net Assets:                                                             2004               2003
Operations

           Investment income--net                                                         $    13,366,622   $    17,827,277
           Realized gain--net                                                                   7,407,629        15,168,083
           Change in unrealized appreciation/depreciation--net                                (4,761,683)       (4,254,042)
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                16,012,568        28,741,318
                                                                                          ---------------   ---------------

Dividends to Shareholders

           Investment income--net:
               Class A                                                                        (5,096,602)       (5,287,413)
               Class B                                                                        (3,528,478)       (4,642,386)
               Class C                                                                          (728,784)         (695,153)
               Class I                                                                        (6,064,171)       (7,701,842)
               Class R                                                                           (46,399)             (777)
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends to shareholders               (15,464,434)      (18,327,571)
                                                                                          ---------------   ---------------

Capital Share Transactions

           Net increase (decrease) in net assets derived from capital share transactions     (91,067,891)        45,541,811
                                                                                          ---------------   ---------------

Net Assets

           Total increase (decrease) in net assets                                           (90,519,757)        55,955,558
           Beginning of year                                                                  545,657,240       489,701,682
                                                                                          ---------------   ---------------
           End of year*                                                                   $   455,137,483   $   545,657,240
                                                                                          ===============   ===============
               * Undistributed investment income--net                                     $     2,362,147   $     1,276,931
                                                                                          ===============   ===============

                 See Notes to Financial Statements.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                                  Class A
                                                                            For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001          2000
Per Share Operating Performance

           Net asset value, beginning of year                $    12.01   $    11.77   $    11.47   $    10.93   $    11.11
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                 .34++        .41++          .51          .66          .70
           Realized and unrealized gain (loss)--net                 .08          .25          .30          .54        (.18)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .42          .66          .81         1.20          .52
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends from investment income--net             (.39)        (.42)        (.51)        (.66)        (.70)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $    12.04   $    12.01   $    11.77   $    11.47   $    10.93
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                     3.54%        5.69%        7.32%       11.24%        4.92%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                .81%         .77%         .76%         .94%         .88%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                 2.83%        3.42%        4.47%        5.88%        6.41%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $  163,221   $  157,128   $  139,659   $  130,116   $  128,490
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                   239.14%      299.97%      314.59%      259.80%      143.77%
                                                             ==========   ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ++ Based on average shares outstanding.

               See Notes to Financial Statements.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Financial Highlights (continued)

The following per share data and ratios have been derived
from information provided in the financial statements.                                  Class B
                                                                            For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001          2000
Per Share Operating Performance

           Net asset value, beginning of year                $    12.01   $    11.78   $    11.47   $    10.93   $    11.11
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                 .29++        .36++          .46          .61          .66
           Realized and unrealized gain (loss)--net                 .08          .24          .31          .54        (.18)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .37          .60          .77         1.15          .48
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends from investment income--net             (.34)        (.37)        (.46)        (.61)        (.66)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $    12.04   $    12.01   $    11.78   $    11.47   $    10.93
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                     3.12%        5.17%        6.97%       10.79%        4.49%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                               1.22%        1.18%        1.17%        1.35%        1.30%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                 2.42%        3.02%        4.06%        5.46%        5.98%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $  108,404   $  142,522   $  141,993   $  129,162   $  120,250
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                   239.14%      299.97%      314.59%      259.80%      143.77%
                                                             ==========   ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ++ Based on average shares outstanding.

               See Notes to Financial Statements.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Financial Highlights (continued)

The following per share data and ratios have been derived
from information provided in the financial statements.                                  Class C
                                                                            For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001          2000
Per Share Operating Performance

           Net asset value, beginning of year                $    12.01   $    11.78   $    11.47   $    10.93   $    11.11
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                 .29++        .35++          .46          .61          .65
           Realized and unrealized gain (loss)--net                 .08          .25          .31          .54        (.18)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .37          .60          .77         1.15          .47
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends from investment income--net             (.34)        (.37)        (.46)        (.61)        (.65)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $    12.04   $    12.01   $    11.78   $    11.47   $    10.93
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                     3.11%        5.16%        6.97%       10.78%        4.48%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                               1.23%        1.19%        1.16%        1.36%        1.30%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                 2.41%        2.95%        4.02%        5.41%        5.97%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $   23,701   $   27,605   $   12,535   $    4,600   $    2,859
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                   239.14%      299.97%      314.59%      259.80%      143.77%
                                                             ==========   ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ++ Based on average shares outstanding.

               See Notes to Financial Statements.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Financial Highlights (continued)

The following per share data and ratios have been derived
from information provided in the financial statements.                                  Class I
                                                                            For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001          2000
Per Share Operating Performance

           Net asset value, beginning of year                $    12.01   $    11.77   $    11.47   $    10.93   $    11.11
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                 .35++        .42++          .52          .67          .71
           Realized and unrealized gain (loss)--net                 .07          .25          .30          .54        (.18)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .42          .67          .82         1.21          .53
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends from investment income--net             (.39)        (.43)        (.52)        (.67)        (.71)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $    12.04   $    12.01   $    11.77   $    11.47   $    10.93
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                     3.65%        5.78%        7.43%       11.35%        5.02%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                .71%         .67%         .66%         .84%         .78%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                 2.93%        3.52%        4.57%        5.94%        6.51%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $  157,201   $  218,281   $  195,515   $  176,589   $  144,352
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                   239.14%      299.97%      314.59%      259.80%      143.77%
                                                             ==========   ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ++ Based on average shares outstanding.

               See Notes to Financial Statements.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Financial Highlights (concluded)
                                                                                                     Class R

The following per share data and ratios have been derived                                    For the        For the Period
from information provided in the financial statements.                                      Year Ended    January 3, 2003++
                                                                                          September 30,    to September 30,
Increase (Decrease) in Net Asset Value:                                                        2004              2003
Per Share Operating Performance

           Net asset value, beginning of period                                              $      12.01      $      11.75
                                                                                             ------------      ------------
           Investment income--net***                                                                  .31               .20
           Realized and unrealized gain--net                                                          .09               .37
                                                                                             ------------      ------------
           Total from investment operations                                                           .40               .57
                                                                                             ------------      ------------
           Less dividends from investment income--net                                               (.37)             (.31)
                                                                                             ------------      ------------
           Net asset value, end of period                                                    $      12.04      $      12.01
                                                                                             ============      ============

Total Investment Return**

           Based on net asset value per share                                                       3.25%          4.90%+++
                                                                                             ============      ============

Ratios to Average Net Assets

           Expenses                                                                                 1.14%            1.23%*
                                                                                             ============      ============
           Investment income--net                                                                   2.49%            2.46%*
                                                                                             ============      ============

Supplemental Data

           Net assets, end of period (in thousands)                                          $      2,611      $        121
                                                                                             ============      ============
           Portfolio turnover                                                                     239.14%           299.97%
                                                                                             ============      ============

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Commencement of operations.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
Intermediate Term Portfolio (the "Portfolio") is one of three portfolios in Merrill Lynch Bond Fund, Inc. (the "Fund") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Portfolio offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sales price in the case of exchange-traded options. In the case of options traded in the over-the-counter ("OTC") market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Equity securities that are held by the Portfolio, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Portfolio may purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written.When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked to market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Swaps--The Portfolio may enter into swap agreements, which are over-the-counter contracts in which the Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

(c) Income taxes--It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the trans-actions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Portfolio amortizes all premiums and discounts on debt securities.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



Notes to Financial Statements (continued)


(g) Securities lending--The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) Expenses--Certain expenses have been allocated to the individual portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each portfolio included in the Fund.

(i) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $3,180,160 has been reclassified between accumulated realized capital gains on investments and undistributed net investment income and $2,868 has been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications are the result of permanent differences attributable to accounting treatment for swap contracts, amortization methods on fixed income securities, foreign currency transactions gains/losses and non-deductible expenses. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

FAM is responsible for the management of the Fund's Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee with respect to the Portfolio based upon the aggregate average daily value of the Portfolio's and the Fund's High Income Portfolio's and Master Core Bond Portfolio's net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $250 million; .45% of average daily net assets in excess of $250 million but not exceeding $500 million; ..40% of average daily net assets in excess of $500 million but not exceeding $750 million; and .35% of average daily net assets in excess of $750 million. For the year ended September 30, 2004, the aggregate average daily net assets of the Portfolio, including the Fund's High Income Portfolio and Master Core Bond Portfolio, was approximately $5,253,487,000.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Portfolio as follows:


                                         Account
                                     Maintenance       Distribution
                                             Fee                Fee

Class A                                     .10%                 --
Class B                                     .25%               .25%
Class C                                     .25%               .25%
Class R                                     .25%               .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



Notes to Financial Statements (continued)


For the year ended September 30, 2004, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Portfolio's Class A and Class I Shares as follows:

                                            FAMD             MLPF&S

Class A                                   $  599            $ 6,139
Class I                                   $   21            $   324


For the year ended September 30, 2004, MLPF&S received contingent deferred sales charges of $41,250 and $11,607 relating to transactions in Class B and Class C Shares, respectively.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the year ended September 30, 2004, MLIM, LLC received $12,191 in securities lending agent fees.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended September 30, 2004, the Portfolio reimbursed FAM $9,929 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLAM U.K., FAMD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2004 were $1,224,426,944 and $1,311,472,352, respectively.

Transactions in options written for the year ended September 30, 2004 were as follows:


                                       Number of           Premiums
                                       Contracts           Received

Outstanding call options written,
   beginning of year                          96    $        11,568
Options written                            8,422            422,101
Options closed                               (9)          (179,244)
Options expired                          (8,509)          (254,425)
                                 ---------------    ---------------
Outstanding call options
   written, end of year                       --    $            --
                                 ===============    ===============


                                       Number of           Premiums
                                       Contracts           Received

Outstanding put options written,
   beginning of year                          96    $        69,168
Options written                              372            158,433
Options closed                              (96)           (69,168)
Options expired                            (372)          (158,433)
                                 ---------------    ---------------
Outstanding put options
   written, end of year                       --    $            --
                                 ===============    ===============


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(91,067,891) and $45,541,811 for the years ended September 30, 2004 and September 30, 2003, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                  Dollar
Ended September 30, 2004                  Shares             Amount

Shares sold                            4,224,134    $    50,408,391
Automatic conversion of shares         1,059,393         12,641,537
Shares issued to shareholders
   in reinvestment of dividends          128,598          1,535,928
                                 ---------------    ---------------
Total issued                           5,412,125         64,585,856
Shares redeemed                      (4,939,629)       (58,915,195)
                                 ---------------    ---------------
Net increase                             472,496    $     5,670,661
                                 ===============    ===============



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



Notes to Financial Statements (continued)


Class A Shares for the Year                                  Dollar
Ended September 30, 2003                  Shares             Amount

Shares sold                            6,896,182    $    81,711,781
Automatic conversion of shares           838,209         10,000,519
Shares issued to shareholders
   in reinvestment of dividends          122,274          1,448,691
                                 ---------------    ---------------
Total issued                           7,856,665         93,160,991
Shares redeemed                      (6,633,671)       (78,603,345)
                                 ---------------    ---------------
Net increase                           1,222,994    $    14,557,646
                                 ===============    ===============


Class B Shares for the Year                                  Dollar
Ended September 30, 2004                  Shares             Amount

Shares sold                            2,688,246    $    32,106,394
Shares issued to shareholders
   in reinvestment of dividends          234,716          2,804,395
                                 ---------------    ---------------
Total issued                           2,922,962         34,910,789
Automatic conversion of shares       (1,059,315)       (12,641,537)
Shares redeemed                      (4,727,588)       (56,418,719)
                                 ---------------    ---------------
Net decrease                         (2,863,941)    $  (34,149,467)
                                 ===============    ===============


Class B Shares for the Year                                  Dollar
Ended September 30, 2003                  Shares             Amount

Shares sold                            5,617,902    $    66,571,670
Shares issued to shareholders
   in reinvestment of dividends          301,421          3,573,147
                                 ---------------    ---------------
Total issued                           5,919,323         70,144,817
Automatic conversion of shares         (838,117)       (10,000,519)
Shares redeemed                      (5,272,744)       (62,541,037)
                                 ---------------    ---------------
Net decrease                           (191,538)    $   (2,396,739)
                                 ===============    ===============


Class C Shares for the Year                                  Dollar
Ended September 30, 2004                  Shares             Amount

Shares sold                              622,489    $     7,445,109
Shares issued to shareholders
   in reinvestment of dividends           42,717            510,392
                                 ---------------    ---------------
Total issued                             665,206          7,955,501
Shares redeemed                        (995,352)       (11,893,350)
                                 ---------------    ---------------
Net decrease                           (330,146)    $   (3,937,849)
                                 ===============    ===============


Class C Shares for the Year                                  Dollar
Ended September 30, 2003                  Shares             Amount

Shares sold                            1,903,339    $    22,546,145
Shares issued to shareholders
   in reinvestment of dividends           38,767            460,550
                                 ---------------    ---------------
Total issued                           1,942,106         23,006,695
Shares redeemed                        (708,282)        (8,412,561)
                                 ---------------    ---------------
Net increase                           1,233,824    $    14,594,134
                                 ===============    ===============


Class I Shares for the Year                                  Dollar
Ended September 30, 2004                  Shares             Amount

Shares sold                            3,315,475    $    39,552,949
Shares issued to shareholders
   in reinvestment of dividends           87,284          1,042,970
                                 ---------------    ---------------
Total issued                           3,402,759         40,595,919
Shares redeemed                      (8,522,216)      (101,724,165)
                                 ---------------    ---------------
Net decrease                         (5,119,457)    $  (61,128,246)
                                 ===============    ===============


Class I Shares for the Year                                  Dollar
Ended September 30, 2003                  Shares             Amount

Shares sold                            7,120,178    $    84,424,244
Shares issued to shareholders
   in reinvestment of dividends          116,959          1,385,531
                                 ---------------    ---------------
Total issued                           7,237,137         85,809,775
Shares redeemed                      (5,665,608)       (67,144,341)
                                 ---------------    ---------------
Net increase                           1,571,529    $    18,665,434
                                 ===============    ===============


Class R Shares for the Year                                  Dollar
Ended September 30, 2004                  Shares             Amount

Shares sold                              264,503    $     3,162,255
Shares issued to shareholders
   in reinvestment of dividends            3,719             44,349
                                 ---------------    ---------------
Total issued                             268,222          3,206,604
Shares redeemed                         (61,319)          (729,594)
                                 ---------------    ---------------
Net increase                             206,903    $     2,477,010
                                 ===============    ===============


Class R Shares for the
Period January 3, 2003++                                     Dollar
to September 30, 2003                     Shares             Amount

Shares sold                               10,428    $       125,506
Shares issued to shareholders
   in reinvestment of dividends               60                708
                                 ---------------    ---------------
Total issued                              10,488            126,214
Shares redeemed                            (415)            (4,878)
                                 ---------------    ---------------
Net increase                              10,073    $       121,336
                                 ===============    ===============

++ Commencement of operations.



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



Notes to Financial Statements (concluded)


5. Short-Term Borrowings:
The Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Portfolio did not borrow under the credit agreement during the year ended September 30, 2004.


6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended September 30, 2004 and September 30, 2003 was as follows:

                                       9/30/2004          9/30/2003
Distributions paid from:
   Ordinary income               $    15,464,434    $    18,327,571
                                 ---------------    ---------------
Total taxable distributions      $    15,464,434    $    18,327,571
                                 ===============    ===============


As of September 30, 2004, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income--net                  $     2,564,154
Undistributed long-term capital gains--net                  398,662
                                                    ---------------
Total undistributed earnings--net                         2,962,816
Capital loss carryforward                                        --
Unrealized gains--net                                    6,529,326*
                                                    ---------------
Total accumulated earnings--net                     $     9,492,142
                                                    ===============

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and forward foreign currency contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and other book/tax temporary differences.



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Merrill Lynch Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Intermediate Term Portfolio (one of the portfolios constituting Merrill Lynch Bond Fund, Inc. (the "Fund")) as of September 30, 2004 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004 by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Intermediate Term Portfolio as of September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
November 18, 2004



Important Tax Information (unaudited)


Of the ordinary income dividends paid monthly by Intermediate Term Portfolio of Merrill Lynch Bond Fund, Inc. during the taxable year ended September 30, 2004, 5.30% was attributable to federal obligations.

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Please retain this information for your records.



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Officers and Directors (unaudited)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length of                                               Fund Complex   Directorships
                       Held with    Time                                                    Overseen by    Held by
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years   Director       Director
Interested Director


Terry K. Glenn*        President    1999 to   President of the Merrill Lynch Investment     124 Funds      None
P.O. Box 9011          and          present   Managers, L.P. ("MLIM")/Fund Asset            157 Portfolios
Princeton,             Director               Management, L.P. ("FAM")-advised funds
NJ 08543-9011                                 since 1999; Chairman (Americas Region)
Age: 64                                       of MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms
                                              as used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc. ("FAMD") from
                                              1986 to 2002 and Director thereof from
                                              1991 to 2002; Executive Vice President
                                              and Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial
                                              Data Services, Inc. since 1985.


* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton
  Services and Princeton Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As
  Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Officers and Directors (unaudited)(continued)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length of                                               Fund Complex   Directorships
                       Held with    Time                                                    Overseen by    Held by
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years   Director       Director
Independent Directors*

Ronald W. Forbes       Director     1981 to   Professor Emeritus of Finance, School of      48 Funds       None
P.O. Box 9095                       present   Business, State University of New York at     48 Portfolios
Princeton,                                    Albany since 2000 and Professor thereof
NJ 08543-9095                                 from 1989 to 2000; International Consultant,
Age: 64                                       Urban Institute, Washington, D.C. from
                                              1995 to 1999.


Cynthia A. Montgomery  Director     1994 to   Professor, Harvard Business School since      48 Funds       Newell
P.O. Box 9095                       present   1989; Associate Professor, J.L. Kellogg       48 Portfolios  Rubbermaid,
Princeton,                                    Graduate School of Management, Northwestern                  Inc.
NJ 08543-9095                                 University from 1985 to 1989; Associate
Age: 52                                       Professor, Graduate School of Business
                                              Administration, University of Michigan
                                              from 1979 to 1985.


Jean Margo Reid        Director     2004 to   Self-employed consultant since 2001;          48 Funds       None
P.O. Box 9095                       present   Counsel of Alliance Capital Management        48 Portfolios
Princeton,                                    (investment adviser) in 2000; General
NJ 08543-9095                                 Counsel, Director and Secretary of
Age: 59                                       Sanford C. Bernstein & Co., Inc.
                                              (investment adviser/broker-dealer) from
                                              1997 to 2000; Secretary, Sanford C.
                                              Bernstein Fund, Inc. from 1994 to 2000;
                                              Director and Secretary of SCB, Inc. since
                                              1998; Director and Secretary of SCB
                                              Partners, Inc. since 2000; Director of
                                              Covenant House from 2001 to 2004.


Kevin A. Ryan          Director     1992 to   Founder and currrently Director Emeritus      48 Funds       None
P.O. Box 9095                       present   of Boston University Center for the           48 Portfolios
Princeton,                                    Advancement of Ethics and Character and
NJ 08543-9095                                 Director thereof from 1989 to 1999;
Age: 71                                       Professor from 1982 to 1999 and currently
                                              Professor Emeritus of Education of Boston
                                              University; formerly taught on the
                                              faculties of The University of Chicago,
                                              Stanford University and Ohio State University.


Roscoe S. Suddarth     Director     2000 to   President, Middle East Institute from 1995    48 Funds       None
P.O. Box 9095                       present   to 2001; Foreign Service Officer, United      48 Portfolios
Princeton,                                    States Foreign Service from 1961 to 1995;
NJ 08543-9095                                 Career Minister from 1989 to 1995; Deputy
Age: 69                                       Inspector General, U.S. Department of State
                                              from 1991 to 1994; U.S. Ambassador to The
                                              Hashemite Kingdom of Jordan from 1987 to 1990.


Richard R. West        Director     1980 to   Professor of Finance since 1984, Dean from    48 Funds       Bowne & Co.,
P.O. Box 9095                       present   1984 to 1993 and currently Dean Emeritus      48 Portfolios  Inc.; Vornado
Princeton,                                    of New York University Leonard N. Stern                      Realty Trust;
NJ 08543-9095                                 School of Business Administration, New York                  Vornado
Age: 66                                       University from 1994 to present; Professor                   Operating
                                              of Finance thereof from 1982 to 1994.                        Company;
                                                                                                           Alexander's, Inc.


Edward D. Zinbarg      Director     2000 to   Self-employed financial consultant since      48 Funds       None
P.O. Box 9095                       present   1994; Executive Vice President of The         48 Portfolios
Princeton,                                    Prudential Insurance Company of America
NJ 08543-9095                                 from 1988 to 1994; former Director of
Age: 69                                       Prudential Reinsurance Company and former
                                              Trustee of the Prudential Foundation.


* The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Officers and Directors (unaudited)(concluded)

                       Position(s)  Length of
                       Held with    Time
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years
Fund Officers*

Donald C. Burke        Vice         1993 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011          President    present   1999; Senior Vice President and Treasurer of Princeton Services since 1999
Princeton,             and          and       and Director since 2004; Vice President of FAMD since 1999; Director of MLIM
NJ 08543-9011          Treasurer    1999 to   Taxation since 1990.
Age: 44                             present


Patrick Maldari        Vice         2002 to   Managing Director of MLIM since 2000; Director (Global Fixed Income) of MLIM
P.O. Box 9011          President    present   from 1998 to 2000.
Princeton,
NJ 08543-9011
Age: 42


James Pagano           Vice         2000 to   Vice President of MLIM since 1996.
P.O. Box 9011          President    present
Princeton,
NJ 08543-9011
Age: 42


Jeffrey Hiller         Chief        2004 to   Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice
P.O. Box 9011          Compliance   present   President and Chief Compliance Officer of MLIM since 2004; Global Director
Princeton,             Officer                of Compliance at Morgan Stanley Investment Management from 2002 to 2004;
NJ 08543-9011                                 Managing Director and Global Director of Compliance at Citigroup Asset
Age: 53                                       Management from 2000 to 2002; Chief Compliance Officer at Soros Fund
                                              Management in 2000; Chief Compliance Officer at Prudential Financial from
                                              1995 to 2000.


Alice A. Pellegrino    Secretary    2004 to   Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from
P.O. Box 9011                       present   1999 to 2002; Attorney associated with MLIM since 1997.
Princeton,
NJ 08543-9011
Age: 44


* Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and
(3) Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees - Fiscal Year Ending September 30, 2004 - $32,000
                 Fiscal Year Ending September 30, 2003 - $10,034

(b) Audit-Related Fees -
                 Fiscal Year Ending September 30, 2004 - $0
                 Fiscal Year Ending September 30, 2003 - $0

(c) Tax Fees -   Fiscal Year Ending September 30, 2004 - $10,050
                 Fiscal Year Ending September 30, 2003 - $5,400

The nature of the services include tax compliance, tax advice and tax planning.

(d) All Other Fees -
                 Fiscal Year Ending September 30, 2004 - $0
                 Fiscal Year Ending September 30, 2003 - $0


(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)  0%

(f) Not Applicable

(g) Fiscal Year Ending September 30, 2004 - $14,091,966
    Fiscal Year Ending September 30, 2003 - $18,527,998

(h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Intermediate Term Portfolio of Merrill Lynch Bond Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Intermediate Term Portfolio of Merrill Lynch Bond Fund, Inc.


Date: November 19, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Intermediate Term Portfolio of Merrill Lynch Bond Fund, Inc.


Date: November 19, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Intermediate Term Portfolio of Merrill Lynch Bond Fund, Inc.


Date: November 19, 2004